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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Pittencrieff Communications, Inc.

        We consent to the use of our report incorporated herein by reference and to the reference to our firm under the headings "Pittencrieff Communications, Inc. Selected Consolidated Financial Data" and "Experts" in the Proxy Statement/Prospectus.


                                        KPMG Peat Marwick LLP



Dallas, Texas
July 24, 1997